Exhibit 4.28

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _________, 2019, between CollPlant Biotechnologies Ltd., a company organized under the laws of the State of Israel (the “Company”), and each of the several individual private U.S. investors signatory hereto (each such investor, a “Holder” and, collectively, the “Holders”).

This Agreement is made pursuant to the Convertible Loan Agreement, dated as of the date hereof, between the Company and the Holders (the “Convertible Loan Agreement”).

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holder hereby agrees as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Convertible Loan Agreement shall have the meanings given such terms in the Convertible Loan Agreement.

As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the U.S. Securities and Exchange Commission.

“Effectiveness Date” means the 120th calendar day following a request from Holders under Section 2(a) or 2(b)(1), as the case may be, and with respect to any additional Registration Statements which may be required pursuant to Section 2(b)(4) the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that, in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(d).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities or shares convertible into Registrable Securities, who is a party to this Agreement or any permitted assignee of record of such Registrable Securities to whom rights have been duly assigned in accordance with this Agreement.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under Section 2(a) or 2(b) to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(d)(1).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, all of the Ordinary Shares of the Holder, including the Ordinary Shares underlying the ADSs issued upon conversion of the Principal and/or exercise of the Warrants, in each case issued to the Holder under the Convertible Loan Agreement, provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, or (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without any volume or manner-of-sale restrictions and without current public information requirement pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and reasonably acceptable to the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, are not, and within the last six months were not, held by any Affiliate of the Company, and all Warrants are exercised by “cashless exercise” as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a), 2(b) and 2(d) and any additional registration statements contemplated by Section 2(b)(4), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Trading Day” means a day on which the principal trading market is open for trading.

2. Registration Rights.

(a) Demand Registration.

If at any time within the period of 24 months following the satisfaction of the Condition for Automatic Conversion, the Company receives a request from Holders of sixty seven percent (67%) of the Registrable Securities then outstanding that the Company file a registration statement with respect to at least sixty seven percent (67%) of the Registrable Securities then outstanding (“Demand Registration”), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within forty (45) days after the date such request is given by the Initiating Holders, file a Registration Statement on Form F-1 (or such other form the Company is eligible to use) under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within ten (10) days of the date the Demand Notice is given, and in each case, subject to the limitations of this Agreement; provided, however, that the Company shall only be required to effect one Demand Registration under this Agreement.

(b) F-3 Registration.

(1) If at any time when it is eligible to use a Form F-3 Registration Statement, the Company receives a request from Holders of at least sixty seven percent (67%) of the Registrable Securities then outstanding that the Company file a Form F-3 Registration Statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering of at least $2 million, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (“Shelf Registration”). Each Registration Statement filed hereunder shall be on Form F-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith. The Company shall only be required to effect either (i) a Shelf Registrations pursuant to this Section 2(b)(1) or (ii) an Underwritten Takedown (as defined below) under Section 2(b)(2) twice in any twelve (12) month period. Subject to the terms hereof, the Company will use its reasonable best efforts to effect such registration as soon as practicable.

(2) A Holder or group of Holders whose Registrable Securities are included in such Shelf Registration may demand that the Company effectuate a public offering from such Shelf Registration (an “Underwritten Takedown”). The provisions of Section 2(b)(1) shall apply mutatis mutandis to each Underwritten Takedown, with references to “file a F-3 registration statement” or “Effectiveness Date” under Section 2(c)(4) being deemed references to filing of a prospectus or supplement for such offering and references to “registration” being deemed references to the offering; provided that registering Holders shall only include Holders whose Registrable Securities are included in such Shelf Registration. So long as the Shelf Registration is effective, no Holder may request any Demand Registration pursuant to Section 2(a) with respect to Registrable Shares that are registered on such Shelf Registration but instead shall have the right to request an Underwritten Takedown as set forth above.

(3) Notwithstanding the registration obligations set forth in this Section 2(b), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(c).

(4) If the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a Shelf Registration as a secondary offering (unless otherwise directed in writing by a Holder as to its Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

b.	Second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders);

c.	Third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders); and

d.	Fourth, the Company shall reduce Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).

In the event the Company amends the initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended.

(c) Demand Registration/F-3 Registration.

(1) Notwithstanding the provisions of Sections 2(a) and 2(b) above, if the Company furnishes to Holders requesting a registration pursuant to this Section 2(a) or Section 2(b) a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period nor for more than ninety (90) days in the aggregate during any twelve (12) month period.

(2) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2(a) or 2(b) during the period that is forty five (45) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective. A registration shall not be counted as “effected” for purposes of Sections 2(a) or 2(b) until such time as the applicable registration statement has been declared effective by the Commission, unless the Initiating Holders withdraw their request for such registration or elect not to pay the registration expenses therefor, in which case such withdrawn registration statement shall be counted as “effected” for purposes of Section 2(a) or 2(b); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2(c)(1), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2(a) or 2(b); provided further, that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known or available to such Holders at the time of their request for such registration and have withdrawn the request with reasonable promptness after learning of such information, such registration will not be counted as “effected” for purposes of this Section 2(a) or 2(b).

(3) If a Registration Statement under Section 2(a) or 2(b) involves an underwritten public offering and the managing underwriter advises the Company and the Holders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size: (i) first, all Registrable Securities requested to be included in such registration by all Holders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the relative number of Registrable Securities held by each Holder, or in such other proportion as shall mutually be agreed to by all such Holders); and (ii) second, any securities proposed to be registered by the Company (including for the benefit of any other persons not party to this Agreement).

(4) Any Registration Statement filed pursuant to Sections 2(a) and 2(b) (and any prospectus supplement filed pursuant to an Underwritten Takedown) shall contain (unless otherwise directed by at least a majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act and for the Company’s ADSs to be listed on Nasdaq as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act for a period of three years or until such earlier date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”).

(5) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder.

(d) Piggy-Back Registration.

(1) If, at any time during the Effectiveness Period (as defined below), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than (i) a Shelf Registration Statement which will be subject to Section 2(b), provided that any Underwritten Takedown will be subject to this Section 2(d)(1) or (ii) a registration statement on Form F-4 or Form F-8 or any successor or similar forms, relating to Ordinary Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered (the “Piggy-Back Registration”); provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2(c)(1) that are eligible for resale pursuant to Rule 144 (without any volume restrictions or any current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder.

(2) If such Piggy-Back Registration involves an underwritten public offering, all such Holders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected on the same terms and conditions as apply to the Company, and if, at any time after giving notice of its intention to register any Company securities pursuant to this Section 2(d)(2) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company shall pay all registration expenses in connection with each Piggyback Registration.

(3) If a Piggyback Registration involves an underwritten public offering and the managing underwriter advises the Company that, in its view, the number of shares that the Company and the Holders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size: (i) first, so much of the Company securities proposed to be registered for the account of the Company (or, if such registration is pursuant to a demand by a person that is not a shareholder, for the account of such other person) as would not cause the offering to exceed the Maximum Offering Size; (ii) second, all Registrable Securities requested to be included in such registration by any Holder pursuant to this Section 2(d) and any securities requested to be included in such registration by any other Persons with piggyback registration rights (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holder and such other Persons on the basis of the relative number of Registrable Securities held by each such Holder and the relative number of Ordinary Shares (or Ordinary Shares issuable to such other Persons upon exercise or conversion of securities of the Company held by each such other Person), or in such other proportion as shall mutually be agreed to by all such registering Holder and other Persons).

(4) Registration pursuant to this Section 2(d) shall not be deemed a demand registration as described in Sections 2(a) or 2(b).

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (other than any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to each participating Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference), and the Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days by the end of the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of Ordinary Shares then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, that, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Convertible Loan Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Ordinary Shares beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market on which the Ordinary Shares or ADSs is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceedings if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or included such offering (the “Withdrawing Holders”) and, in such event, the Withdrawing Holders shall pay such expenses pro rata based on the number of securities they had requested to include in such registration or offering, unless at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known or available to such Holders at the time of their request for such registration and such Holders have withdrawn their request for registration and have withdrawn their request with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Ordinary Shares or ADSs), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement and the offering covered any registration statement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(g).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation, except in the case of willful misconduct or fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing ““by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of more than 50% of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Convertible Loan Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Convertible Loan Agreement.

(f) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(h), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full. Without the prior written consent of the Holders of a majority in interest of the Registrable Securities then outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any Person, any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Agreement or otherwise) relating to any securities of the Company; provided, however, (a) that such restriction should not apply at such time as all the Registrable Securities are covered by an effective registration statement; and (b) that the Company may without such consent (i) enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration pursuant to this Agreement if the rights of such holder or prospective holder are subordinate to the rights of the Holders hereunder and (ii) enter into an agreement with any holder or prospective holder of any securities of the Company related to the filing of a resale shelf registration statement to register shares issued to such holder or prospective holder in an acquisition, if and only if such resale shelf registration statement does not permit underwritten offerings.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Convertible Loan Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

collplant Biotechnologies ltd.

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO collplant RRA]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the Ordinary Shares and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their Ordinary Shares represented by ADSs covered hereby on the NASDAQ Stock Market or any other stock exchange, market or trading facility on which the Ordinary Shares or the ADSs are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the Ordinary Shares represented by ADSs or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Ordinary Shares represented by ADSs in the course of hedging the positions they assume. The Selling Stockholders may also sell Ordinary Shares represented by ADSs short and deliver these Ordinary Shares represented by ADSs to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these Ordinary Shares represented by ADSs. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Ordinary Shares represented by ADSs offered by this prospectus, which Ordinary Shares represented by ADSs such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the Ordinary Shares represented by ADSs may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the Ordinary Shares represented by ADSs purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Ordinary Shares represented by ADSs.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the Ordinary Shares represented by ADSs. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective for a period of three years or until such earlier date that all Ordinary Shares represented by ADSs covered by registration statement (i) may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the Ordinary Shares represented by ADSs have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The Ordinary Shares represented by ADSs will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the Ordinary Shares represented by ADSs covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the Ordinary Shares represented by ADSs may not simultaneously engage in market making activities with respect to the Ordinary Shares represented by ADSs for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the Ordinary Shares represented by ADSs by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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SELLING SHAREHOLDERS

The Ordinary Shares represented by ADSs being offered by the selling shareholders are those previously issued to the selling shareholders, and those issuable to the selling shareholders, upon the conversion of the debentures and the exercise of the warrants. For additional information regarding the issuances of those shares of Ordinary Shares, debentures and warrants, see “Private Placement of Ordinary Shares, Debentures and Warrants” above. We are registering the shares of Ordinary Shares represented by ADSs in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of Ordinary Shares and the warrants, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Ordinary Shares by each of the selling shareholders. The second column lists the number of shares of Ordinary Shares beneficially owned by each selling shareholder, based on its ownership of the shares of Ordinary Shares and warrants, as of ________, 2017, assuming exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on exercises.

The third column lists the shares of Ordinary Shares being offered by this prospectus by the selling shareholders.

In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of the sum of (i) the number of shares of Ordinary Shares issued to the selling shareholders in the __________________ and (ii) the maximum number of shares of Ordinary Shares issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

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Name of Selling Shareholder	Number of shares of Ordinary Shares Owned Prior to Offering	Maximum Number of shares of Ordinary Shares to be Sold Pursuant to this Prospectus	Number of shares of Ordinary Shares Owned After Offering

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Annex C

collplant BIOTECHNOLOGIES ltd.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of Ordinary Shares (the “Registrable Securities”) of CollPlant Biotechnologies Ltd., a company organized under the laws of the State of Israel (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐          No   ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐          No   ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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(c)	Are you an affiliate of a broker-dealer?

Yes   ☐          No   ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐          No   ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Convertible Loan Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

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5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

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